Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2019 (this “Agreement”), is executed by each of the Term Lenders and certain other Lenders collectively constituting the Requisite Lenders, KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”), LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), and the other parties hereto.

WHEREAS, the Trust, the financial institutions signatory thereto and their assignees thereunder (the “Lenders”), the Agent, and the other parties thereto, have entered into that certain Amended and Restated Credit Agreement dated as of February 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Trust has requested to make certain other amendments to the Credit Agreement as set forth herein and the Agent and the Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Specific Amendments to Credit Agreement. Upon the effectiveness of this Agreement, the parties hereto agree as follows:

(a)The Credit Agreement is amended by restating the definitions referenced below set forth in Section 1.1. thereof as follows:

“1031 Property” means property held by a “qualified intermediary” (a “QI”), as defined in the Treasury Regulations promulgated pursuant to Section 1031 of the Internal Revenue Code, or an “exchange accommodation titleholder” (an “EAT”), as defined in Revenue Procedure 2000-37, as modified by Revenue Procedure 2004-51, (or in either case, by one or more Wholly Owned Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Borrower, a Qualified Subsidiary of the Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., in connection with the acquisition (or possible disposition) of such property by the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable, pursuant to, and qualifying for tax treatment under, Section 1031 of the Internal Revenue Code.

“Eligible 1031 Property” means a 1031 Property which satisfies all of the following requirements: (a) such 1031 Property is (i) an office, industrial or retail property or (ii) such other commercial Property as the Agent may approve in its reasonable discretion; (b) the Borrower or a Qualified Subsidiary of the Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the

12494676.11

NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. leases such 1031 Property from the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof, as applicable) and the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable, manages such 1031 Property; (c) the Borrower or a Qualified Subsidiary of the Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. is obligated to purchase such 1031 Property (or Wholly Owned Subsidiary(ies) of the applicable QI or EAT that owns such 1031 Property) from the applicable QI or EAT and the applicable QI or EAT is obligated to sell such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) to the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable; provided, however that in the case of a disposition of a 1031 Property by the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. (a “Relinquished Property”), the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. shall not be obligated to repurchase such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) from the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) and the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) shall not be obligated to resell such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) to the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. unless such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) is not transferred or assigned, within 180 days of its acquisition by the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable), to a Person other than the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. or Subsidiary; (d) the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Borrower or a Qualified Subsidiary of the Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease

Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. which loan is secured either by a Mortgage on such 1031 Property or a pledge of all of the Equity Interests of the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable); (e) neither such 1031 Property, nor any interest of the Borrower, any Subsidiary of the Borrower, LCIF, any Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Subsidiary of Six Penn Center L.P. therein, is subject to any Lien (other than (i) Permitted Liens and (ii) the Lien of a Mortgage or pledge referred to in the immediately preceding clause (d)) or a Negative Pledge; and (f) such 1031 Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such 1031 Property. In no event shall a 1031 Property qualify as an Eligible 1031 Property for a period in excess of 180 consecutive days. For purposes of determining Unencumbered Property Value, such 1031 Property shall be deemed to have been owned or leased by the Borrower or a Qualified Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable, from the date acquired by the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable).

“Eligible Unencumbered Property” means a Property which satisfies all of the following requirements: (a) such Property is located in a state of the United States of America or in the District of Columbia and is wholly owned in fee simple by, or subject to a Ground Lease in favor of, the Borrower or a Qualified Subsidiary of the Borrower; provided, however, that (1) the non-wholly owned Property owned by CTO Associates Limited Partnership shall be deemed to satisfy this requirement so long as the Trust’s relative percentage ownership of the voting Equity Interests in such Person does not decrease from the Trust’s relative percentage ownership interest on September 30, 2018; (2) the Properties wholly owned in fee simple by, or subject to a Ground Lease in favor of, LCIF or a Wholly Owned Subsidiary of LCIF which are (i) set forth on Part 1 of Schedule EUP or (ii) exchanged for any Property listed on such Schedule (and owned by LCIF or such Wholly Owned Subsidiary) pursuant to Section 1031 of the Internal Revenue Code, shall be deemed to satisfy this requirement so long as the LCIF Ownership Condition is satisfied; (3) the Properties wholly owned in fee simple by, or subject to a Ground Lease in favor of, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P. which are (i) set forth on Part 2 of Schedule EUP or (ii) exchanged for a Property listed on such Schedule (and owned by Net Lease Strategic Assets Fund L.P. or such Wholly Owned Subsidiary thereof) pursuant to Section 1031 of the Internal Revenue Code, shall be deemed to satisfy this requirement so long as the NLSAF Ownership Condition is satisfied and (4) the Properties wholly owned in fee simple by, or subject to a Ground Lease in favor of, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. which are (i) set forth on Part 2 of Schedule EUP or (ii) exchanged for a Property listed on such Schedule (and owned by Six Penn Center L.P. or such Wholly Owned Subsidiary) pursuant to Section 1031 of the Internal Revenue Code, shall be deemed to satisfy this requirement so long as the SPC Ownership Condition is satisfied; (b) such Property is (i) an office, industrial or retail Property, or (ii) such other commercial Property as the Agent may approve in its reasonable discretion; (c) tenants of such Property are not more than 30 days past due in respect of lease payments; (d) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property; (e) regardless of whether such Property is owned or leased by the Borrower, LCIF, or any of their Subsidiaries, the Borrower has the right directly or through its Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower, LCIF or such Subsidiaries, as applicable, (ii) to sell, transfer or otherwise dispose of such Property and (iii) if such Property is owned by a Subsidiary, to cause such Subsidiary to provide guarantees and incur, repay and prepay debt; and (f) neither such Property nor, if such Property is owned by a Subsidiary of the Borrower or LCIF, any of the Borrower’s direct or indirect ownership interest in such Subsidiary or LCIF, is subject to (i) any Liens other than Permitted Liens of the types described in clauses (a) through (f) of the definition of such term and (ii) any Negative Pledge. An Eligible 1031 Property shall also constitute an Eligible Unencumbered Property. For the avoidance of doubt, for purposes of determining Eligible Unencumbered Property, (1) any Property set forth on Schedule EUP that is not deemed an Eligible Unencumbered Property solely due to the existence of any Lien other than Permitted Liens of the types described in clauses (a) through (f) of the definition of such term shall automatically constitute an Eligible Unencumbered Property upon removal of any such Liens not constituting Permitted Liens of the types described in clauses (a) through (f) of the definition of such term and (2) Schedule EUP shall be deemed to be automatically updated and modified to include any 1031 Property or Property exchanged for any Property on or deemed to be on Schedule EUP.

“Termination Date” means (a) with respect to Revolving Loans and the Revolving Loan Commitments, the Revolving Termination Date, and (b) with respect to Term Loans, January 31, 2025.

(b)The Credit Agreement is further amended by adding the following phrase at the end of the definition of “Wholly Owned Subsidiary” in Section 1.1 of the Credit Agreement:

For purposes of calculating financial covenants under this Agreement, all of the Qualified Subsidiaries of the Borrower shall be deemed to be Wholly Owned Subsidiaries of the Borrower.

(c)The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“First Amendment Effective Date” means July 25, 2019.

“Qualified Subsidiary” means any Subsidiary of the Borrower in respect of which (i) the Borrower is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of no less than 99.95% of the total voting power and economic interest of such Subsidiary and (ii) the Borrower, directly or indirectly, has the sole authority to direct the management and policies of such Subsidiary, including, without limitation, by virtue of a Wholly Owned Subsidiary of the Borrower being, directly or indirectly, the general partner or manager of such Subsidiary. For the avoidance of doubt, each Wholly Owned Subsidiary of the Borrower (without giving effect to the second to last sentence of such definition regarding LCIF and its Subsidiaries) also constitutes a Qualified Subsidiary and each Wholly Owned Subsidiary of a Qualified Subsidiary also constitutes a Qualified Subsidiary. In no event shall a QI or an EAT be deemed to be a Qualified Subsidiary.

(d)The Credit Agreement is further amended by adding the following phrase at the end of Section 8.3 thereof:

Concurrently with each Compliance Certificate delivered after the First Amendment Effective Date in connection with the financial statements required pursuant to Sections 8.1. and 8.2., solely to the extent there is any change to the previously delivered Schedule EUP, the Borrower shall furnish to the Agent an updated Schedule EUP to reflect any replacements, exchanges, additions or dispositions of Properties permitted hereunder.

(e)The Credit Agreement is further amended by adding a new Section 12.25 thereto in appropriate numerical order as follows:

Section 12.25. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Derivatives Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 12.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(f)Schedule I to the Credit Agreement is deleted and attached Schedule 1 is substituted in its place.
(g)Schedule EUP to the Credit Agreement is deleted and attached Schedule 2 is substituted in its place.

Section 2. Reallocation of Lender Pro Rata Shares; No Novation.

Upon the effectiveness of this Agreement (the “Effective Date”), the Term Loans shall be deemed to have been simultaneously reallocated among the Lenders as follows:

(a)    On the Effective Date, each Term Lender that will have a greater Term Loan Percentage upon the Effective Date than its Term Loan Percentage immediately prior to the Effective Date (each, a “Purchasing Lender”), without executing an Assignment and Acceptance, shall be deemed to have purchased assignments pro rata from each Term Lender that will have a smaller Term Loan Percentage upon the Effective Date than its Term Loan Percentage immediately prior to the Effective Date (each, a “Selling Lender”) in all such Selling Lender’s rights and obligations under this Agreement and the other Loan Documents as a Term Lender (collectively, the “Lender Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Term Lender shall have its respective Term Loan Commitments as set forth in Schedule I to the Credit Agreement (as amended hereby) and a corresponding Term Loan Percentage of all Term Loans then outstanding. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the applicable Term Loan and without recourse, representation or warranty, except that each Selling Lender shall be deemed to represent and warrant to each applicable Purchasing Lender that the Lender Assigned Rights and Obligations of such Selling Lender being assigned to such Purchasing Lender are not subject to any Liens created by that Selling Lender. For the avoidance of doubt, in no event shall the aggregate principal amount of each Term Lender’s Term Loans exceed its Term Loan Commitment as set forth in Schedule I to the Credit Agreement (as amended hereby).

(b)    The Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Effective Date. Each Lender required to make a payment pursuant to this Section shall make the net amount of its required payment available to the Agent, in same day funds, at the office of the Agent not later than 12:00 P.M. (New York time) on the Effective Date. The Agent shall distribute on the Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section, pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in Schedule I to the Credit Agreement (as amended hereby) or at such other address as such Lender may request in writing to the Agent.

(c)    Nothing in this Agreement shall be construed as a discharge, extinguishment or novation of the Obligations of the Loan Parties outstanding under the Credit Agreement.

Section 3. Conditions Precedent. The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a)    a counterpart of this Agreement duly executed by the Borrower, the Agent, the Term Lenders, and Lenders otherwise constituting the Requisite Lenders;

(b)    Term Notes executed by the Borrower, payable to each Term Lender (if requested by such Lender);

(c)     a certificate from a Responsible Officer of the Borrower certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence on the date hereof and (ii) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date);

(d)    an opinion of counsel to the Borrower and the other Loan Parties addressed to the Agent and the Lenders and covering such matters as the Agent may reasonably request;

(e)    evidence that all Fees then due and payable by the Borrower on the date hereof in connection with the Credit Agreement, together with, to the extent required by Section 9 of this Agreement, all other fees, expenses and reimbursement amounts due and payable to the Agent, including without limitation, the reasonable and documented out‑of‑pocket fees and expenses of counsel to the Agent, have been paid; and

(f)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 4.    Representations of Borrower; Reaffirmation of Obligations. The Borrower (i) represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Agreement and (b) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and (ii) acknowledges and reaffirms its Obligations and its continuing obligations owing to the Agent and the Lenders under each of the Loan Documents.

Section 5.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 6.     Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.     Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 8.     Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Lenders required by Section 12.6 of the Credit Agreement, the Agent, and the Borrower.

Section 9.     Expenses. To the extent required by Section 12.2 of the Credit Agreement, the Borrower shall reimburse the Agent promptly after demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 10.    Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

Section 12.     Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 13.    Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

Section 14.    No Novation. The parties hereto do not intend this Agreement or the transactions contemplated hereby to be, and this Agreement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Credit Agreement or any of the other Loan Documents.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

LEXINGTON REALTY TRUST

By:	/s/ Joseph Bonventre
	Name:	Joseph Bonventre
	Title:	Executive Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Tayven Hike
	Name:	Tayven Hike
	Title:	Senior Vice President

Lending Office:

KeyBank, National Association
1200 Abernathy Road NE, Suite 1500
Atlanta, Georgia 30328
Attn: Tayven Hike
Telephone:     (770) 510-2100
Telecopy:     (770) 510-2195

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

Lending Office:

Wells Fargo Bank, N.A.
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202-4200
Attn:    D. Bryan Gregory
Telephone:     (704) 410-1776

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ T. Barrett Vawter
	Name:	T. Barrett Vawter
	Title:	Vice President

Lending Office (all Types of Loans):

Regions Bank
1900 5th Avenue North, 15th Floor
Birmingham, AL 35203
Attn:    Terri Crowe
Telephone: (205) 581-7614
Telecopy: (205) 264-5456

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shari Reams-Henofer
	Name:	Shari Reams-Henofer
	Title:	Senior Vice President

Lending Office:

PNC Bank, National Association
1600 Market Street, 9th floor
Philadelphia, PA 19103
Attn:    Shari Reams-Henofer
Telephone: (215) 585-5352
shari.reams@pnc.com

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

TD BANK, N.A., as a Lender

By:	/s/ Jessica Trombly
	Name:	Jessica Trombly
	Title:	Vice President

Lending Office (all Types of Loans):

TD Bank, N.A.
Commercial Real Estate Development
200 State Street, 8th Floor
Boston, MA 02109
Attn:    Jessica Trombly
Telephone: (617) 737-3678
Telecopy: (617) 737-0238

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kimberly Gill
	Name:	Kimberly Gill
	Title:	Assistant Vice President

Lending Office:

U.S. Bank National Association
One Federal Street, 9th Floor
Boston, Massachusetts 02110
Attn:    Kimberly Gill
Telephone: (617) 603-7659

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Paul Choi
	Name:	Paul Choi
	Title:	Executive Director

Lending Office:

JPMorgan Chase Bank, N.A.
270 Park Avenue, 45th Floor
New York, New York 10017
Attn:    Paul Choi
Telephone: (212) 648-1281
Telecopy (646) 645-8851

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas W. Nowak
	Name:	Thomas W. Nowak
	Title:	Vice President

Lending Office:

Bank of America, N.A.
135 S. LaSalle Street
IL4-135-06-11
Chicago, Illinois 60603-4157
Attn:    Thomas W. Nowak
Telephone: (312) 828-4353

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Nan E. Delahunt
	Name:	Nan E. Delahunt
	Title:	Vice President

Lending Office:

Citizens Bank, N.A.
1215 Superior Avenue, 6th Floor
Mailcode OHS675
Cleveland, Ohio 44114
Attn:    Ellen D. Pallotta
Email:     Ellen.D. Pallotta@citizensbank.com
Telephone: (216) 277-3346
Facsimile: (216) 277-7106

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz Armstrong
	Name:	Ahaz Armstrong
	Title:	Senior Vice President

Lending Office:

BB&T
200 W. 2nd Street, Floor 16
Winston Salem, North Carolina 27101
Attn:    Ahaz Armstrong
Telephone: (336) 733-2575

[Signatures Continued on Next Page]

[Signature Page to First Amendment to A&R Credit Agreement]

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas C. Owens
	Name:	Thomas C. Owens
	Title:	Senior Vice President

Lending Office:

First Tennessee Bank National Association
800 South Gay Street, 4th Floor
Knoxville, Tennessee 37929
Attn:    Thomas C. Owens
Telephone: (865) 971-2439
Facsimile: (865) 971-2468

[Signature Page to First Amendment to A&R Credit Agreement]

MIZUHO BANK, as a Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Lending Office:

MIZUHO BANK, LTD.
1251 A venue of the Americas
New York, New York 10020
Attn: James Cubbon
Telephone: (212) 282-3234
Fax: (212) 282-4488
Email: james.cubbon@mizuhocbus.com

[Signature Page to First Amendment to A&R Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
	Name:	Mitchell Vega
	Title:	Vice President

Lending Office:

ASSOCIATED BANK, NATIONAL ASSOCIATION
525 W. Monroe, 24th Floor
Chicago, IL 60606
Attn: Nathan Huppert
Telephone: (312) 544-4654
Fax: (312) 544-4663

[Signature Page to First Amendment to A&R Credit Agreement]

Schedule 1

SCHEDULE I

Commitments

Lender	Revolving Loan Commitment	Term Loan Commitment
KeyBank National Association	$60,000,000	$35,000,000
Wells Fargo Bank, National Association	$60,000,000	$35,000,000
Regions Bank	$60,000,000	$35,000,000
PNC Bank, National Association	$50,000,000	$24,500,000
TD Bank, N.A.	$50,000,000	$24,500,000
U.S. Bank National Association	$50,000,000	$24,500,000
JPMorgan Chase Bank, N.A.	$50,000,000	$24,500,000
Bank of America, N.A.	$50,000,000	$24,500,000
Branch Banking and Trust Company	$40,000,000	$12,500,000
Citizens Bank, N.A.	$40,000,000	$10,000,000
Mizuho Bank, Ltd.	$40,000,000	$20,000,000
First Tennessee Bank, N.A.	$25,000,000	$15,000,000
Associated Bank, National Association	$25,000,000	$15,000,000
TOTAL	$600,000,000	$300,000,000

Schedule 2

SCHEDULE EUP - Existing Eligible Unencumbered Properties

Part 1 – LCIF Properties

Owned by	Street Address	City	State	Property Type
LCIF	2415 US Hwy 78 East	Moody	AL	Industrial
LCIF	3102 Queen Palm Drive	Tampa	FL	Industrial
LCIF	832 N. Westover Blvd	Albany	GA	Retail
LCIF	4455 American Way	Baton Rouge	LA	Office
LCIF	7670 Hacks Cross Road	Olive Branch	MS	Industrial
LCIF	671 Washburn Switch Road	Shelby	NC	Industrial
LCIF	200 Arrowhead Drive	Hebron	OH	Industrial
LCIF	191 Arrowhead Drive	Hebron	OH	Industrial
LCIF	250 Rittenhouse Circle	Bristol	PA	Industrial
LCIF	3476 Stateview Blvd	Fort Mill	SC	Office
LCIF	3480 Stateview Blvd	Fort Mill	SC	Office
LCIF	2050 Roanoke Rd	Westlake	TX	Office
LCIF	13651 McLearen Road	Herndon	VA	Office
LCIF	King St./ 1042 Fort Street Mall	Honolulu	HI	Office
LCIF	549 Wingo Road	Byhalia	MS	Industrial
LCIF	1020 W Airport Road	Romeoville	IL	Industrial
LCIF	4005 E I-30	Grand Prairie	TX	Industrial
LCIF	4015 Lakeview Corporate Drive	Edwardsville	IL	Industrial
LCIF	10535 Red Bluff Road	Pasadena	TX	Industrial
LCIF	7875 White Road SW	Austell	GA	Industrial
LCIF	3737 Duncanville Rd	Dallas	TX	Industrial
LCIF	70 Tyger River Dr	Duncan	SC	Industrial

Properties with Liens other than Permitted Liens of the types described in clauses (a) through (f) of the definition of such term:

LCIF	2800 Polar Way	Richland	WA	Industrial
LCIF	26700 Bunert Road	Warren	MI	Industrial
LCIF	5600 Broken Sound Blvd	Boca Raton	FL	Office
LCIF	1460 Tobias Gadson Blvd	Charleston	SC	Office
LCIF	5200 Metcalf Ave	Overland Park	KS	Office

Part 2 – Net Lease Strategic Assets Fund L.P. and Six Penn Center L.P. Properties

Owned by	Street Address	City	State	Property Type
NLS	1440 E 15th Street	Tucson	AZ	Office
NLS	8555 South River Parkway	Tempe	AZ	Office
NLS	3500 N Loop Rd	McDonough	GA	Office
NLS	904 Industrial Rd	Marshall	MI	Industrial
NLS	1700 47th Ave North	Minneapolis	MN	Industrial

NLS	2999 Southwest 6th Street	Redmond	OR	Office
NLS	120 S E Parkway Dr	Franklin	TN	Industrial
NLS	2401 Cherahala Blvd	Knoxville	TN	Office
NLS	1401/1501 Nolan Ryan Pkwy	Arlington	TX	Office
NLS	2800 High Meadow Circle	Auburn Hills	MI	Office
NLS	6938 Elm Valley Drive	Kalamazoo	MI	Industrial
Six Penn	1701 Market Street	Philadelphia	PA	Office
NLS	3711 San Gabriel	Mission	TX	Office
NLS	27200 W 157th Street	New Century	KS	Industrial
NLS	16407 Applewhite Road	San Antonio	TX	Industrial
NLS	16950 Pine Drive	Romulus	MI	Industrial
NLS	736 Addison Rd	Erwin	NY	Industrial
NLS	3265 E Goldstone Dr	Meridian	ID	Office
NLS	7225 Goodson Road	Union City	GA	Industrial
NLS	493 Westridge Pkwy	McDonough	GA	Industrial

Properties with Liens other than Permitted Liens of the types described in clauses (a) through (f) of the definition of such term:

NLS	359 Gateway Dr	Lavonia	GA	Industrial
NLS	590 Ecology Ln	Chester	SC	Industrial
NLS	9601 Renner Blvd	Lenexa	KS	Office
NLS	133 First Park Dr.	Oakland	ME	Office

Part 3 – Other Eligible Unencumbered Properties

Owned by	Street Address	City	State	Property Type
LXP	13430 N. Black Canyon Freeway	Phoenix	AZ	Office
LXP	2455 Premier Row	Orlando	FL	Industrial
LXP	1001 Innovation Road	Rantoul	IL	Industrial
LXP	749 Southrock Drive	Rockford	IL	Industrial
LXP	3686 South Central Avenue	Rockford	IL	Industrial
LXP	10475 Crosspoint Blvd	Indianapolis	IN	Office
LXP	1901 Ragu Drive	Owensboro	KY	Industrial
LXP	5417 Campus Dr	Shreveport	LA	Industrial
LXP	201-215 N. Charles Street	Baltimore	MD	Land
LXP	43955 Plymouth Oaks Blvd	Plymouth	MI	Industrial
LXP	1133 Poplar Creek Road	Henderson	NC	Industrial
LXP	2880 Kenny Biggs Road	Lumberton	NC	Industrial
LXP	2203 Sherrill Drive	Statesville	NC	Industrial
LXP	121 Technology Drive	Durham	NH	Industrial
LXP	5625 N. Sloan Lane	N. Las Vegas	NV	Industrial
LXP	351 Chamber Drive	Chillicothe	OH	Industrial
LXP	1650-1654 William Road	Columbus	OH	Industrial
LXP	10590 Hamilton Ave	Cincinnati	OH	Industrial
LXP	50 Tyger River Drive	Duncan	SC	Industrial
LXP	101 Michelin Drive	Laurens	SC	Industrial

LXP	1362 Celebration Blvd	Florence	SC	Office
LXP	3350 Miac Cove Road	Memphis	TN	Industrial
LXP	900 Industrial Boulevard	Crossville	TN	Industrial
LXP	1053 Mineral Springs Road	Paris	TN	Retail
LXP	3820 Micro Drive	Millington	TN	Industrial
LXP	6050 Dana Way	Antioch	TN	Industrial
LXP	633 Garrett Parkway	Lewisburg	TN	Industrial
LXP	13930 Pike Rd	Missouri City	TX	Industrial
LXP	13901/14035 Industrial Rd	Houston	TX	Industrial
LXP	1311 Broadfield Blvd	Houston	TX	Office
LXP	291 Park Center Drive	Winchester	VA	Industrial
LXP	175 Holt Garrison Parkway	Danville	VA	Retail
LXP	2800 Waterford Lake Drive	Midlothian	VA	Office
LXP	901 East Bingen Point Way	Bingen	WA	Industrial
LXP	318 Pappy Dunn Boulevard	Anniston	AL	Industrial
LXP	499 Derbyshire Drive	Venice	FL	Specialty
LXP	13863 Industrial Road	Houston	TX	Industrial
LXP	7007 F.M. 362 Rd	Brookshire	TX	Industrial
LXP	554 Nissan Parkway	Canton	MS	Industrial
LXP	111 W. Oakview Parkway	Oak Creek	WI	Industrial
LXP	301 Bill Bryan Blvd	Hopkinsville	KY	Industrial
LXP	4010 Airpark Drive	Owensboro	KY	Industrial
LXP	730 North Black Branch Rd	Elizabeth	KY	Industrial
LXP	750 North Black Branch Rd	Elizabeth	KY	Industrial
LXP	10000 Business Blvd	Dry Ridge	KY	Industrial
LXP	3301 Stagecoach Road, NE	Thomson	GA	Industrial
LXP	2860 Clark Street	Detroit	MI	Industrial
LXP	11511 Luna Road	Farmers Branch	TX	Office
LXP	7005 Cochran Road	Glenwillow	OH	Industrial
LXP	27255 SW 95th Avenue	Wilsonville	OR	Industrial
LXP	3931 Lakeview Corporate Drive	Edwardsville	IL	Industrial
LXP	5001 Greenwood Rd	Shreveport	LA	Industrial
LXP	1285 West State Road 32	Lebanon	IN	Industrial
LXP	1520 Lauderdale Memorial Hwy.	Cleveland	TN	Industrial
LXP	490 Westridge Parkway	McDonough	GA	Industrial
LXP	4801 North Park Drive	Opelika	AL	Industrial
LXP	200 Sam Griffin Rd	Smyrna	TN	Industrial
LXP	201 James Lawrence Road	Jackson	TN	Industrial
LXP	1550 Highway 302	Byhalia	MS	Industrial
LXP	1420 Greenwood Road	McDonough	GA	Industrial
LXP	1621 Veterans Memorial Pkwy E	Lafayette	IN	Industrial
LXP	80 Tyson Drive	Wichester	VA	Industrial
LXP	9200 South Park Center Loop	Orlando	FL	Office
LXP	8500 Nail Road	Olive Branch	MS	Industrial
LXP	11624 S Distribution Cove	Olive Branch	MS	Industrial
LXP	5795 N Blackstock Rd	Spartanburg	SC	Industrial
LXP	2115 East Belt Line Road	Carrollton	TX	Industrial
LXP	21082 Pioneer Plaza Dr	Watertown	NY	Retail

LXP	97 Seneca Trail	Fairlea	WV	Retail
LXP	16811 W. Commerce Drive	Goodyear	AZ	Industrial
LXP	2601 Bermuda Hundred Rd	Chester	VA	Industrial
LXP	10201 Schuster Way	Pataskala	OH	Land
LXP	820 Gears Rd	Houston	TX	Office
LXP	5352 Performance Way	Whitestown	IN	Industrial
LXP	10345 Phillip Parkway	Streetsboro	OH	Industrial
LXP	11555 Silo Drive	Olive Branch	MS	Industrial
LXP	6495 Polk Lane	Olive Branch	MS	Industrial
LXP	9201 Stateline Road	Kansas City	MO	Office
LXP	113 Wells Street	North Berwick	ME	Industrial

Properties with Liens other than Permitted Liens of the types described in clauses (a) through (f) of the definition of such term:

LXP	29-10 Borden Ave and 29-10 Hunters Point Ave	Long Island City	NY	Industrial
LXP	500 Jackson St	Columbus	IN	Office
LXP	1415 Wyckoff Rd	Wall	NJ	Office
LXP	4 Apollo Drive	Whippany	NJ	Office
LXP	3333 Coyote Hill Rd	Palo Alto	CA	Office
LXP	11201 Renner Blvd	Lenexa	KS	Office
LXP	270 Abner Jackson Pkwy	Lake Jackson	TX	Office